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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      FEBRUARY 3, 2005 (JANUARY 31, 2005)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                       333-100125              71-0897614
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                          (866) 655-1620 (Registrant's
                     telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

        On or about January 31, 2005, Behringer Harvard Short Term Opportunity Fund I LP (the "Registrant") sent a letter to pension plan trustees and IRA custodians regarding annual estimated valuations in order for such pension plan trustees and custodians to comply with certain Employee Retirement Income Security Act ("ERISA") and other requirements to report the value of the assets held in their respective plans or accounts on an annual basis. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

ITEM 9.01    FINANCIAL STATEMENT AND EXHIBITS

(C) EXHIBITS.

        The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

        99.1     Letter to custodians and pension plan trustees.





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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                        FUND I LP

                                          By:  Behringer Harvard Advisors II LP
                                               Co-General Partner


Dated:  February 3, 2005                  By:   /s/ Gary S. Bresky
                                              ----------------------------------
                                              Gary S. Bresky
                                              Chief Financial Officer and
                                              Treasurer




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